UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2018, Mr. Rodolphe M. Vallee informed MSCI Inc. (“MSCI” or the “Company”) of his decision to not stand for re-election at the 2018 annual shareholders meeting (the “2018 Annual Meeting”) due to personal reasons and will retire from the Board of Directors of MSCI (the “Board”) at the 2018 Annual Meeting. There are no disagreements with MSCI’s management or the Board related to MSCI’s operations, policies or practices to be reported in connection with Mr. Vallee’s retirement.

In compliance with MSCI’s director retirement policy, Mr. Patrick Tierney informed MSCI on March 13, 2018 of his decision to not stand for re-election at the 2018 Annual Meeting and will retire from the Board effective May 1, 2018. There are no disagreements with MSCI’s management or the Board related to MSCI’s operations, policies or practices to be reported in connection with Mr. Tierney’s retirement.

Mr. Vallee has served as MSCI’s Lead Director since 2010, a role that will be assumed by Mr. Robert G. Ashe, effective April 30, 2018. Mr. Vallee is also currently the Chair of the Audit Committee of the Board, and Mr. Tierney is a member of the Compensation and Talent Management Committee of the Board. The successors to Messrs. Vallee and Tierney in their respective committee roles have been selected from the current Board members and will be disclosed in the Company’s 2018 annual proxy statement.

Concurrent with Messrs. Vallee’s and Tierney’s retirement, the Board will be reduced from 13 directors to 11 directors.

A copy of the press release announcing Messrs. Vallee’s and Tierney’s retirements and Mr. Ashe’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release, dated March 19, 2018.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI INC.

By:	/s/ Henry A. Fernandez
Name: Henry A. Fernandez
Title: Chairman and Chief Executive Officer

Date: March 19, 2018